Fees Summary	Sep. 02, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,440,000.00
Previously Paid Amount	0.00
Total Fee Amount	3,282.46
Total Offset Amount	0.00
Net Fee	$ 3,282.46